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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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NORTHERN STATES FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIRECTORS & EXECUTIVE OFFICERS
COPORATE GOVERNANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE REPORT
DIRECTOR COMPENSATION
DIRECTORS’ COMPENSATION FOR 2006
SUMMARY EXECUTIVE OFFICER COMPENSATION
EXECUTIVE OFFICERS’ COMPENSATION FOR 2006
PRINCIPAL ACCOUNTING FIRM FEES
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS
OTHER BUSINESS
STOCKHOLDER COMMUNICATIONS
APPENDIX A
APPENDIX B

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
To Be Held On May 17, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Northern States Financial Corporation will be held on Thursday, May 17, 2007, at 4:30 p.m., at the office of NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois.

A Proxy Statement and Proxy for this Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and voting on the following matters:

1. The election of ten directors, each to serve a one year term;

2. The ratification of the appointment of Plante & Moran, PLLC as independent auditors of the Company for the year ending December 31, 2007; and

3. Such other business as may properly come before the meeting or any adjournments thereof.

Pursuant to the Bylaws of the Company, the Board of Directors has fixed April 2, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record of the Company’s Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting or any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

By Order of the Board of Directors:

Helen Rumsa
Secretary

Waukegan, Illinois
April 19, 2007

NORTHERN STATES FINANCIAL CORPORATION
1601 N. Lewis Avenue
Waukegan, Illinois 60085
Telephone (847) 244-6000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 17, 2007

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern States Financial Corporation, a Delaware corporation, of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 17, 2007, at 4:30 p.m., at the office of NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois. This Proxy Statement and the accompanying proxy are being mailed to the stockholders on or about April 19, 2007.

Your proxy is being solicited by the Board of Directors of the Company. The solicitation of proxies will be made by mail except for any incidental solicitation on the part of directors and officers, without additional remuneration, of the Company and of its affiliates in person, by telephone or by facsimile. The Company will bear the cost of solicitation of proxies and it may reimburse brokers and others for their expenses in forwarding solicitation material to beneficial owners of the Company’s stock.

Stockholders are urged to specify the way they wish to vote their shares by marking the appropriate boxes on the enclosed proxy card. Any proxy given by a stockholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. Any stockholder present at the Annual Meeting may revoke his or her proxy and vote in person on each matter brought before the Annual Meeting. The shares represented by the enclosed proxy card will be voted as specified by the stockholder. If no choice is specified, the proxy will be voted FOR the election of each of the nominees as Directors and FOR the ratification of the appointment of the independent auditors. Directors are elected by a plurality of the votes cast. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. With respect to proposal 2, shares represented by proxies which are marked “abstain” as to such matter will be counted as votes cast, which will have the same effect as a vote against such matter. Proxies relating to shares held in “street name” which are voted by brokers on one, but not both, matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast as to such matter not voted upon.

It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them FOR the election of each of the Director nominees named in this Proxy Statement. If, prior to the Annual Meeting, any nominee should become unavailable for election, an event which is not anticipated by the Board, the proxies will be voted for election of such substitute nominee or nominees as the Board of Directors may propose.

The 2006 Annual Report of the Company, including the consolidated financial statements, is being sent to stockholders concurrently with this Proxy Statement.

On April 2, 2007, the record date selected by the Board of Directors for the determination of stockholders entitled to vote at the Annual Meeting, the Company had 4,203,105 shares of Common Stock, $0.40 par value per share, outstanding. For each matter to be voted upon at the Annual Meeting, each issued and outstanding share, as of the record date, is entitled to one vote.

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTORS & EXECUTIVE OFFICERS

The Board of Directors of the Company as of April 2, 2007 consists of ten directors. The Directors of the Company also serve as Directors of the wholly owned subsidiary, NorStates Bank (the “Bank”). Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated all of the Company’s incumbent Directors for reelection. The following table sets forth certain information regarding each Director nominee. If elected, each Director will serve until the next annual meeting or until a successor is elected and qualified.

		Director	Principal Occupation and Positions Held
Name	Age(1)	Since	with the Company During the Past Five Years.

Fred Abdula	81	1984	Director, Chairman of the Board and Chief Executive Officer. Owner and President of Air Con Refrigeration and Heating, Inc. a heating and air conditioning contracting firm.
Kenneth W. Balza	69	1988	Director. Retired President, Bank of Waukegan.
Theodore A. Bertrand	50	2005	Director. Independent Contractor for RE/Max Showcase, a realty firm.
Jack H. Blumberg	75	1991	Director. Owner and President of Jack H. Blumberg Management Co., a real estate and investment company.
Frank J. Furlan	77	1984	Director. Owner and President of Northern Illinois Survey Co., a civil engineering consulting firm dealing with land development and municipal engineering services.
Harry S. Gaples	71	1987	Director. President of Kleinschmidt Inc. Kleinschmidt provides car location message services to shippers and value added network services for business documents electronically exchanged.
James A. Hollensteiner	75	1991	Director. Retired Chairman of the Board and President, First Federal Bank, fsb.
Allan J. Jacobs	71	2005	Director. CPA of Counsel for Evoy, Kamshulte, Jacobs & Co., LLP Certified Public Accountants, a public accounting firm.
Raymond M. Mota	57	1996	Director. Owner and President of Mota Construction Co., Inc. a general building construction and contracting firm.
Helen Rumsa	82	1984	Director and Secretary. Secretary of Bertrand Bowling Lanes, Inc., a bowling establishment.

(1) At December 31, 2006.

The Board of Directors has determined that all of the Directors, other than Mr. Abdula, are “independent” within the meaning of the rules of the NASDAQ Stock Market. Prior to his resignation in January 2006, Mr. Ryskiewicz was also considered “independent”. The following table sets forth certain information regarding each Executive Officer of the Company with the exception of the Chief Executive Officer, Mr. Abdula, whose information appears above as a Director of the Company.

		Principal Positions Held by Executive Officer
Name	Age(1)	with the Company During the Past Five Years.

Thomas M. Nemeth	52	Vice President & Treasurer of the Company and Senior Vice President & Controller of the Bank. Employed by the Company and predecessor since 1979.
Kerry J. Biegay	58	Vice President of Company. Executive Vice President & Chief Operating Officer of the Bank since 2006. Prior to 2006, Executive Vice President of the Bank and head of operations. Employed by the Company and predecessor since 1973.
Shelly Christian	39	Executive Vice President & Chief Lending Officer of the Bank since 2005. Senior Vice President of the Bank from 2004 to 2005, as a loan officer. In 2003 and 2002, employed as a bank examiner with the Illinois Department of Financial and Professional Regulation. Employed by the Company since 2004.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominees for Director.

COPORATE GOVERNANCE

BOARD MEETINGS

During 2006, the Company’s Board of Directors held 13 meetings and each incumbent Director attended 75% or more of the aggregate board and committee meetings of the Company on which he or she served. Mr. Ryskiewicz, who had been a member of the Board of Directors resigned from the Board on January 15, 2006 due to health reasons.

BOARD COMMITTEES

Audit Committee.  The Company’s Audit Committee is comprised of the following directors: Mr. Jacobs (Chairman), Mr. Blumberg (Vice Chairnan), Mr. Gaples, Mr. Hollensteiner, and Ms. Rumsa. Mr. Jacobs and Mr. Hollensteiner were both designated by the Board as “audit committee financial experts” as defined in SEC rules. Mr. Jacobs was designated as an “audit committee financial expert” based on his knowledge of financial accounting and internal controls from his past experience as a Certified Public Accountant and as a former partner with an accounting firm and Mr. Hollensteiner from his experience serving as Chairman of the Board and President of the former financial institution, First Federal Bank, fsb.

The Audit Committee’s function is to oversee the work of the Company’s outsourced internal auditors and arrange for and oversee the annual consolidated audit of the Company and the Bank by its independent auditors. The Audit Committee is solely responsible for the selection of the independent auditors. Among other responsibilities, the Audit Committee also reviews the scope of the audit, the financial statements, the independent auditors’ management letter and management’s responses thereto and preapproves fees charged by the independent auditors for audits and special assignments. The Audit Committee met 11 times in 2006. This included several meetings with representatives of Plante & Moran, PLLC, the Company’s independent auditors for fiscal 2006, and with Crowe Chizek and Company LLC, the Company’s independent auditors for fiscal 2005. These meetings with the independent auditors, with and without management present, were held to discuss the results of the independent auditors’ examinations, observations concerning internal controls and the overall quality of financial reporting. Similar meetings were held with representatives of management. During 2006, the Audit Committee also met with the independent auditors, and with various representatives of outsourcing firms that provided internal audit services, representatives of management, and reviewed the Company’s progress with meeting the various requirements of the Sarbanes-Oxley Act. Mr. Jacobs, as Audit Committee Chairman, also held and attended numerous meetings during the year relating to financial controls and Company compliance with the Sarbanes-Oxley Act. Each member of the Audit Committee is independent as defined in the NASDAQ listing standards and meets the SEC’s heightened independence requirements for audit committee members. A copy of the Committee’s charter is attached as an appendix to this proxy statement.

Compensation and Employee Benefits Committee.  The Company’s Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Mr. Abdula. Mr. Furlan is Chairman of the committee. The committee met once in 2006. The principal function of the Compensation and Employee Benefits Committee is to annually review the compensation paid to employees of the Company and its subsidiaries, to establish guidelines for salary increases for such employees and to oversee and administer the profit sharing plans and welfare benefit plans. All members of the Compensation and Employee Benefits Committee are independent in accordance with NASDAQ Stock Market rules. The Compensation and Employee Benefits Committee does not have a charter.

Nominating and Corporate Governance Committee.  The Company’s Nominating and Corporate Governance Committee is comprised of Mr. Blumberg (Chairman), Mr. Furlan, Mr. Jacobs, and Ms. Rumsa. The Committee met one time in 2006 and in February 2007 to nominate the slate of Directors standing for election at the 2007 Annual Meeting.

The principal functions of the Nominating and Corporate Governance Committee are to select persons to be nominated by the Board of Directors and to consider corporate governance principles and make recommendations to the Board of Directors of corporate governance policies and guidelines. All members of the Nominating and Corporate Governance Committee are independent directors in accordance with NASDAQ listing standards. A copy of the Committee’s charter is attached as an appendix to this proxy statement.

Director Nomination Process.  The Nominating and Corporate Governance Committee is responsible for recommending a slate of nominees to the Board of Directors for approval. The process for identifying and evaluating nominees to the Board of Directors is initiated by considering the appropriate balance of experience, skills and characteristics appropriate for the Company’s Board of Directors given the current needs of the Company. In identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought, the Committee will consider input from members of the Board. The committee generally considers re-nomination of incumbent directors provided they continue to meet the qualification criteria determined appropriate by the committee.

Criteria for Board Nomination.  Nominees for Director are selected on the basis of their depth and breadth of experience, standing in the community, wisdom, integrity, ability to make independent analytical inquiries, understanding of the Company’s business, and willingness to devote adequate time to Board duties. The Committee believes qualified incumbent Directors are generally uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgement gained through experience as a director of the Company. The value of these benefits may outweigh other factors. The Company’s Nominating and Corporate Governance Committee also seeks to insure that at least a majority of the Directors are independent under the rules of the NASDAQ Stock Market, and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC.

Stockholder Recommendations.  The committee will use a similar process to evaluate candidates recommended by stockholders.

To recommend a prospective nominee for the committee’s consideration, please submit the candidate’s name and qualifications to the Chairman of the Nominating and Corporate Governance Committee. Submissions must include (a) the proposed nominee’s name and qualifications (including five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any)) and the reason for such recommendation, (b) the name and the record address of the stockholder or stockholders proposing such nominee, (c) the number of shares of stock of the Company which are beneficially owned by such stockholder or stockholders, and (d) a description of any financial or other relationship between the stockholder or stockholders and such nominee or between the nominee and the Company or any of its subsidiaries. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders. Recommendations received by December 20, 2007 will be considered for nomination at the 2008 Annual Meeting of Stockholders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Directors and Executive Officers of the Company and their associates are, as they have been in the past, customers of, and have had transactions with, NorStates Bank, and additional transactions may be expected to take place in the future between such persons and the Bank. All outstanding loans from the Bank to such persons and their associates were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features. Any future transactions, including loans, between the Company (including the Bank) and its officers, directors and affiliates will be approved by a majority of disinterested directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated parties.

At December 31, 2006, loans made by the Bank to Executive Officers and Directors of the Company totaled $80,000 or 0.12% of stockholders’ equity. Unused commitments to make loans to Executive Officers and Directors of the Company totaled $1,599,000.

The Company made payments totaling $102,282 in 2006 to companies owned by certain Executive Officers or Directors of Company. Payments totaling $89,862 for maintenance and replacement of heating and air conditioning systems owned by the Company were paid to Air Con Refrigeration and Heating, Inc. in 2006, a company owned by Mr. Abdula. Payments totaling $12,420 for review of site plans and proposed plat of subdivisions were paid in 2006 to Northern Illinois Survey Company, a company owned by Mr. Furlan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of April 2, 2007, by (i) each Director, (ii) each Executive Officer, and (iii) all Executive Officers and Directors as a group. Beneficial ownership means the sole or shared power to vote or dispose of such securities.

Name of Director Nominee	Number of	Percent
or Executive Officer	Shares	Ownership

Fred Abdula(1)	863,765	20.6%
Kenneth W. Balza	22,571	*
Theodore A. Bertrand	340,120	8.1%
Jack H. Blumberg	8,710	*
Frank J. Furlan	34,800	*
Harry S. Gaples	86,300	2.1%
James A. Hollensteiner	48,500	1.2%
Allan J. Jacobs	5,300	*
Raymond M. Mota(2)	20,175	*
Helen Rumsa	68,500	1.6%
Kerry J. Biegay	4,500	*
Shelly Christian	—	*
Thomas M. Nemeth	873	*

All Director nominees and Executive Officers Of the Company (13 persons)	1,504,114	35.8%

*	Less than 1%.

(1)	Includes 15,000 shares held in a trust for the benefit of Mr. Abdula’s sister, an aggregate of 2,400 shares held in various trusts for the benefit of Mr. Abdula’s children and 70 shares held by the Air Con Employees Pension Plan.

(2)	All shares pledged pursuant to loan arrangements with the Bank.

To the Company’s knowledge, the following table lists persons who beneficially own 5% or more of the Company’s Common Stock as of April 2, 2007, other than Mr. Fred Abdula and Mr. Theodore A. Bertrand, whose beneficial ownership is set forth above.

	Amount of
Name and Address	Beneficial	Percent
of Beneficial Owner	Ownership	Ownership

Thomas Bertrand	349,000	8.3%
17585 West Bridle Trail Rd. Gurnee, IL 60031

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Executive Officers and Directors, and persons who own more than 10% of the Company’s commons stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required by the SEC rules to furnish the Company with copies of such forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during fiscal year 2006, all Section 16(a) filing requirements were timely complied with as applicable to its Executive Officers and Directors.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation and Employee Benefits Committee of the Board of Directors established the general compensation policies of the Company and establishes the compensation plans and specific compensation levels for Executive Officers. The discussion below summarizes the key components of the Company’s Executive Officer compensation philosophy and programs and describes the basis on which 2006 compensation determinations were made by the Committee with respect to the Executive Officers of the Company.

The Compensation and Employee Benefits Committee is comprised of the entire Board of Directors with the exception of Mr. Abdula. The Chairman is Mr. Furlan who is an independent director as defined by NASDAQ listing standards.

The objectives of the Compensation Committee are to enhance stockholder value, see that business objectives are aligned and to retain the necessary management to achieve these objectives. The Committee considers all elements of compensation when determining individual components of pay. The Committee relies in part on recommendations from the Chairman of the Board, regarding compensation levels for the Company’s Executive Officers and officers of its subsidiary, NorStates Bank, excluding him.

Compensation Program Components.  The Compensation and Employee Benefits Committee regularly reviews the Company’s compensation program to ensure that pay levels and incentive opportunities are competitive and reflect the performance of the Company. This entails an evaluation of both the total compensation levels and the individual components, as weighted relative to one another, of the compensation program for officers including base salary, incentive bonus, profit sharing contributions or payments, insurance benefits and other perquisites. In determining competitive levels, the Committee obtains and utilizes information such as compensation surveys and comparative analyses of compensation data in other proxy statements of peer companies, outside compensation consultants and other sources. The Company’s incentive plans are designed to link directly to financial performance measures; therefore, the actual value of an executive’s compensation package will vary based on the performance of the Company.

Following is a description of the elements of the Company’s executive compensation program and how each relates to the Company’s Executive Officers as to compensation objectives and policies:

Base Salary.  The Compensation and Employee Benefits Committee reviews each Executive Officer’s salary annually. In determining the appropriate executive salary level, the Committee considers the level and scope of responsibility, experience, a subjective evaluation of overall Company performance, individual performance, return on equity, as well as pay practices of other peer banking companies relating to executives of similar responsibility. No specific weightings are assigned to these criteria.

The Committee approves all salary changes for the Company’s Executive Officers, and bases salary changes on a combination of factors such as performance, salary level relative to the competitive market and the salary budget for the Company.

By design, the Company strives to pay its Executive Officers a salary that is in line with competitive market levels. In defining the competitive market, the Committee includes companies in the financial institutions industry with an average size and location comparable to the Company and uses compensation survey studies to assist it in making this determination.

The Executive Officers’ base salary for 2006, with the exception of the Chief Executive Officer, Mr. Abdula, was determined at the Compensation and Employee Benefits Committee held on December 10, 2005.

The base salary of the Chief Executive Officer, Mr. Abdula, was determined at the December 9, 2006 meeting of the Compensation and Employee Benefits Committee. Mr. Abdula became Chairman of the Board to the Bank’s predecessor, Bank of Waukegan, in 1982, and became Chairman of the Board of the resultant NorStates Bank, when the Bank of Waukegan and First State Bank of Round Lake merged on November 10, 2005. When the Company was formed in 1984 as the parent bank holding company of the Bank of Waukegan, Mr. Abdula became Chairman and Chief Executive Officer of the Company. His compensation package has been designed to encourage short and long-term Company performance in line with the interests of the stockholders.

Annually, the Compensation and Employee Benefits Committee receives an analysis on all aspects of the Chief Executive Officer’s remuneration and the relationship of the Chief Executive Officer’s compensation to comparative data. During its review, the Committee primarily considers the Company’s overall performance (earnings growth, asset growth and total stockholder return), adherence to the Company’s strategic plan and the development of sound management practices. No specific weightings are assigned to these factors. Therefore, although there is necessarily some subjectivity in setting the Chief Executive Officer’s salary, major elements of the compensation package are directly tied to Company performance. Additionally, in its review of management performance and compensation, the Committee has also taken into account the Chief Executive Officer’s consistent commitment to the long-term success of the Company.

In accordance with the Committee’s established procedures and policies noted above, at its meeting on December 9, 2006 the Committee set the base salary for the Chief Executive Officer at $180,000 for 2006.

The base salaries of the Company’s Executive Officers including Mr. Abdula, is below the mid-point of the competitive market for 2006.

Bonus Incentives.  During 2006, the Compensation and Employee Benefits Committee recommended a discretionary bonus program to foster maximum performance.

For the Executive Officers, with the exception of the Chief Executive Officer, the Committee at their meeting on December 10, 2005, set up a quarterly discretionary bonus program for 2006 that required the Board of Directors to review performance and approve payment of the bonus. During 2006, due to increased earnings per share and decreased levels of nonperforming assets, the Board of Directors approved the quarterly bonus payments to the Executive Officers.

Each year the Committee reviews the annual bonus for Mr. Abdula separately from the other Executive Officers. In rating the performance of and in determining the amount of annual bonus payment for Mr. Abdula, the Committee considers the overall effectiveness of Mr. Abdula in guiding the affairs of the Company as evaluated by corporate performance for the year and by progress toward long-range objectives and strategies.

The Compensation and Employee Benefits Committee at their meeting on December 9, 2006 reviewed corporate objectives, financial performance and return to stockholders to determine the Chief Executive Officer’s bonus for 2006. The Company’s financial performance for 2006, as measured by basic earnings per share and levels of nonperforming assets, had improved from fiscal 2005. Despite the improved performance, the Chief Executive

Officer had recommended that no bonus be paid to him for 2006. The Committee, taking the Chief Executive Officer’s request into consideration, chose not to pay a bonus to the Chief Executive Officer in 2006.

Profit Sharing Incentives.  At its December 9, 2006 meeting, the Compensation and Employee Benefits Committee determined the amount of profit sharing to be distributed to its employees. The Company does not have a pension plan. In order to be competitive with other financial institutions in the area of employee benefits, the Committee looks at estimated profits for the year and determines, at its discretion, an amount to be contributed to each employee under the Company’s Qualified Defined Contribution Plan. An amount equal to approximately 3.04% of the employee’s 2006 total salary and performance bonus was determined to be the 2006 contribution to the plan for all employees covered under the plan. All Executive Officers received a contribution based on this percentage to their account within the Company’s Qualified Defined Contribution Plan. The amounts contributed to the Company’s Qualified Contribution Plan appear for each named Executive Officer in the “All Other Compensation” column of the “Executive Officers’ Compensation for 2006” table.

To meet the needs of its younger employees for compensation that is not deferred, the Committee, at its discretion and after reviewing estimated 2006 net income, in its discussion of profit sharing, determined an amount to be paid out to all employees as additional compensation. This amount equal to approximately 3% of the employee’s 2006 total salary and performance bonus and is not a part of the Company’s Qualified Defined Contribution Plan. All Executive Officers received this percentage as additional compensation, with the exception of the Chief Executive Officer, Mr. Abdula. Mr. Abdula continued, as in past years, to choose not to receive this additional compensation. The amounts paid as additional compensation to each named Executive Officer is included in the “Bonus” column of the “Executive Officers’ Compensation for 2006” table.

Directors Fees & Payments.  At the December 10, 2005 meeting of the Compensation and Employee Benefits Committee, Director fees were reviewed and compared to fees paid to Directors at other peer financial institutions. All Directors serve on the Board of Directors of both the Company and the Bank. Directors receive no separate compensation for serving on the Board of Directors of the Company or for any committee meetings, but receive compensation for each Board of Directors meeting of the Bank. It was determined that the Director fees for 2006 remain the same as in 2005, with Directors receiving $800 per meeting with the exceptions of Ms. Rumsa receiving $1,200 for each such meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting and Mr. Jacobs, who received $1,400 for each such meeting as compensation for being the Chairman of the Audit Committee of the Board of Directors.

At the Board of Directors meeting at April 18, 2006, it was approved that Mr.Blumberg, Mr. Furlan and Mr. Jacobs as members of the Bank’s Executive Loan Committee were to receive an additional $300 compensation per Bank Board of Directors meeting. Starting in May 2006, Mr. Blumberg and Mr. Furlan have received $1,100 per such meeting and Mr. Jacobs has received $1,700 per such meeting.

COMPENSATION AND EMPLOYEE BENEFITS COMMITTEE REPORT

The Compensation and Employee Benefits Committee of the Board of Directors of the Company (the “Compensation Committee”) oversees the Company’s compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this proxy statement.

In reliance on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and the Company’s proxy statement in connection with the Company’s 2007 Annual Meeting of Stockholders, to be filed with the SEC.

This report shall not be deemed incorporated by reference into any filing under the Securities Act and the Exchange Act, except to the extent that the Company specifically incorporated this information by reference, and shall not otherwise be deemed filed under such Acts.

The foregoing report is submitted by the Compensation and Employee Benefits Committee.

Kenneth W. Balza	Theodore A. Bertrand	Jack H. Blumberg	Frank J. Furlan (Chair)
Harry S. Gaples	James A. Hollensteiner	Allan J. Jacobs	Raymond M. Mota
Helen Rumsa

DIRECTOR COMPENSATION

All Directors serve on the Board of Directors of both the Company and the Bank. Directors receive no separate compensation for serving on the Board of Directors of the Company or for any committee meetings attended. During 2006, Directors received $800 for each Bank Board of Directors meeting, with the exception of Mr. Blumberg and Mr. Furlan, who each received $800 per meeting through April 2006 and $1,100 per meeting beginning in May 2006 when they became members of the Bank’s Executive Loan Committee. Ms. Rumsa received $1,200 for each Bank Board of Directors meeting as compensation for responsibilities for recording the minutes of each Board and committee meeting. Mr. Jacobs received $1,400 for each Bank Board of Directors meeting through April 2006 as compensation for being the Audit Committee Chairman and $1,700 per meeting beginning in May 2006 when Mr. Jacobs also became a member of the Bank’s Executive Loan Committee.

The following table sets forth the compensation paid by the Company and its subsidiaries to each of the Directors in 2006, with the exception of Company’s Chief Executive Officer, Mr. Abdula, whose fees are included in the Executive Officers’ Compensation for 2006 table below.

DIRECTORS’ COMPENSATION FOR 2006

Annual
Compensation

Kenneth W. Balza	$9,600
Theodore A. Bertrand	9,600
Jack H. Blumberg(1)	12,000
Frank J. Furlan(1)	12,000
Harry S. Gaples	9,600
James A. Hollensteiner	9,600
Allan J. Jacobs(1)(2)	19,200
Raymond M. Mota	9,600
Helen Rumsa(3)	14,400
Frank Ryskiwicz(4)	800

(1)	Member of the Bank’s Executive Loan Committee

(2)	Chairman of the Audit Committee of the Board of Directors

(3)	Secretary to the Board of Directors

(4)	Mr. Ryskiewicz resigned from the Board on January 15, 2006.

SUMMARY EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation paid by the Company and its subsidiaries for services rendered in all capacities, including amounts paid for service as a Director if applicable, for the year ended December 31, 2006 for persons serving as the Company’s “Principal Executive Officer” and “Principal Financial Officer” during 2006 and for the next two most highly-compensated Executive Officers serving at December 31, 2006. No other Executive Officer of the Company or the Bank earned and/or received salary and bonus in excess of $100,000 in 2006.

EXECUTIVE OFFICERS’ COMPENSATION FOR 2006

						All Other		Total
Name and Principal Position	Year	Salary		Bonus		Compensation		Compensation

Fred Abdula,	2006	$180,000		$—		$15,070	(1)	$195,070
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Thomas M. Nemeth,	2006	103,547		19,318	(2)	3,835	(3)	126,700
Vice President & Treasurer, NorStates Bank — Senior Vice President & Controller (Principal Financial Officer)
Kerry J. Biegay,	2006	135,000	(4)	24,416	(5)	4,980	(6)	164,396
Vice President, NorStates Bank — Executive Vice President & Chief Operating Officer
Shelly Christian,	2006	125,000		23,457	(7)	4,625	(8)	153,082
NorStates Bank — Executive Vice President & Chief Lending Officer

(1)	Consists of a $5,470 profit sharing contribution in the Company’s Qualified Defined Contribution Plan and $9,600 of director fees.

(2)	Consists of a performance bonus of $15,532 and a profit sharing bonus of $3,786.

(3)	Consists of a profit sharing contribution in the Company’s Qualified Defined Contribution Plan.

(4)	Includes $5,000 for vacation days not taken.

(5)	Consists of a performance bonus of $19,500 and a profit sharing bonus of $4,916.

(6)	Consists of a profit sharing contribution in the Company’s Qualified Defined Contribution Plan.

(7)	Consists of performance bonus of $18,892 and profit sharing bonus of $4,565.

(8)	Consists of a profit sharing contribution in the Company’s Qualified Defined Contribution Plan.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Plante & Moran, PLLC (“Plante Moran”) as independent auditors for the Company for the year ending December 31, 2007. Representatives of Plante Moran are expected to attend the meeting. They will be given an opportunity to respond to appropriate questions from stockholders present at the meeting.

Change in Accountants.  The Company’s independent auditors with respect to the fiscal years ended December 31, 2005 and 2004 were Crowe Chizek and Company LLC (“Crowe Chizek”). On March 31, 2006,

the Audit Committee of the Board of Directors of the Company dismissed Crowe Chizek as the Company’s independent auditor. The dismissal was effective for the fiscal year which commenced January 1, 2006.

As disclosed in the Company’s Current Report on Form 8-K dated March 31, 2006:

(1) Crowe Chizek’s audit reports on the Company’s consolidated financial statements as of December 31, 2005 and 2004 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(2) In connection with the audits of the Company’s financial statements for each of the two most recent fiscal years ended December 31, 2005 and 2004 through the date hereof, there were no disagreements between the Company and Crowe Chizek on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Crowe Chizek’s satisfaction, would have caused Crowe Chizek to make reference to the matter in its reports. During the two most recent fiscal years and through the date hereof, there have been no “reportable events” as defined in Regulation S — K, Item 304(a)(1)(v).

(3) Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Crowe Chizek with a copy of the foregoing disclosures and requested that Crowe Chizek provide a letter addressed to the SEC stating its agreement with the statements set forth above. A copy of Crowe Chizek’s letter to the SEC was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K/A dated March 31, 2006.

During the fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent period prior to engaging Plante Moran, the Company did not consult with Plane Moran regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Board of Directors recommends stockholders vote “FOR” ratification of the appointment of Plante & Moran, PLLC as the Company’s independent auditors for 2007.

PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees.  The aggregate fees billed by Plante Moran for professional services rendered for the audit of the Company’s annual financial statements and the audit of management’s assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 for the fiscal year ended December 31, 2006, including the reviews of its financial statements included in the Company’s quarterly reports on Form 10-Q, were $281,920.

The aggregate fees billed by Crowe Chizek, for professional services rendered for the audit of the Company’s annual financial statements and the audit of management’s assessment of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 for the fiscal year ended December 31, 2005, including the reviews of its financial statements included in the Company’s quarterly reports on Form 10-Q, were $367,347.

Audit-Related Fees.  In 2006, services were provided by Plante Moran for preparation of Form 5500 and attachments for the Northern States Financial Corporation Employees Group Benefits Plan, agreed upon procedures related to the Bank’s collateral pledged for FHLB advances, and consultation fees on financial matters and reporting standards such as goodwill and the Company’s investment in a low income housing limited partnership. The total amount of fees billed by Plante & Moran, PLLC for 2006 for these services was $30,925.

Although Crowe Chizek was not the Company’s external auditors in 2006, the inclusion of Crowe Chizek’s 2005’s opinion was necessary in the Company’s 2006 Form 10-K filing. Crowe Chizek reviewed the 2006 Form 10-K and participated in discussions regarding the application and adoption by the Company of SEC Staff Accounting Bulletin No. 108 relating to accounting issues prior to 2006. The Company also paid Crowe Chizek fees in connection with the transfer of audit workpapers and tax files during 2006 to Plante Moran. The total amount of fees billed by Crowe Chizek for audit related services for 2006 was $18,650.

In 2005, Crowe Chizek provided services related to the production of templates for use in the Company’s internal control attestation efforts. In addition, fees were also paid to Crowe Chizek in 2005 for preparation of

Form 5500 and attachments for the Northern States Financial Corporation Employees Group Benefits Plan, agreed upon procedures related to the Bank’s collateral pledged for FHLB advances, and accounting matters regarding other real estate owned and problem loans. The amount of fees billed by Crowe Chizek and Company LLC for these services for 2005 was $26,113.

Tax Fees.  The aggregate fees billed by Plante Moran for professional services rendered for tax compliance, tax advice, tax planning and the preparation of Federal and state income tax filings were $17,250 for the fiscal year ended December 31, 2006.

The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice, tax planning and the preparation of Federal and state income tax filings were $19,500 for the fiscal year ended December 31, 2005.

All Other Fees.  There were no other fees incurred or paid to either Plante Moran or Crowe Chizek during 2006 and 2005.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For each proposed service, the independent auditors must provide detailed back-up documentation at the time of approval. All of the services provided by the independent auditors in 2006 and 2005 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under either such Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee assists the Board of Directors in carrying out its oversight responsibilities for the financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with management and the independent auditors, Plante & Moran, PLLC (“Plante Moran”). The committee also discussed with Plante Moran the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) and received and discussed the written disclosures and the letter from Plante Moran required by the Independence Standards Board Statement No. 1 (Independence Discussions with Audit/Compliance Committees). The Audit Committee has reviewed the relationship of the Company’s independent auditor with the Company, including audit fees and fees for other services rendered. The Audit Committee does not believe that the rendering of these services by Plante Moran is incompatible with maintaining Plante Moran’s independence. Based on this review and discussions with management and Plante Moran, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2006, which was filed with the SEC.

The foregoing report is submitted by the Audit Committee.

Jack H. Blumberg        Harry S. Gaples      James A. Hollensteiner
     Allan J. Jacobs (Chair)  Helen Rumsa

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the Company’s 2008 Annual Meeting of Stockholders and desires that the proposal be included in the Company’s Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company’s principal executive offices not later than December 20, 2007. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company’s Proxy Statement for the Company’s 2008 Annual Meeting of Stockholders, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than March 5, 2008. Even if proper notice is received on or prior to March 6, 2008, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act. Such proposals should be addressed to Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

OTHER BUSINESS

At this date, management knows of no business to be presented at the meeting which has not been described above. If, however, some other matter should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons voting the proxy.

STOCKHOLDER COMMUNICATIONS

Generally, stockholders who have questions or concerns regarding the Company should contact by mail Fred Abdula, Chairman of the Board, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085 or by telephone at (847) 244-6000 Ext. 238. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board of Directors, or any individual director, should direct his or her questions in writing to any director or to all directors c/o Helen Rumsa, Secretary, Northern States Financial Corporation, 1601 N. Lewis Avenue, Waukegan, IL 60085.

Any employee, officer, stockholder or other interested party that has an interest in communicating with the Board of Directors regarding financial matters, may do so by directing communication to the Chairman of the Audit Committee.

We have a policy of encouraging Director attendance at the annual stockholders’ meeting. All of our Directors attended our 2006 annual stockholders’ meeting.

A COPY OF COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE Year Ended December 31, 2006 AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THOMAS M. NEMETH, VICE PRESIDENT & TREASURER, NORTHERN STATES FINANCIAL CORPORATION, 1601 N. LEWIS AVENUE, WAUKEGAN, IL 60085.

By Order of the Board of Directors

Helen Rumsa
Secretary

Waukgean, Illinois
April 19, 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. ALTHOUGH YOU MAY PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU EXECUTE, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY EITHER IN WRITING OR IN PERSON AT THE ANNUAL MEETING PRIOR TO ITS BEING VOTED.

APPENDIX A

NORTHERN STATES FINANCIAL CORPORATION AND SUBSIDIARIES AUDIT
COMMITTEE CHARTER

          Approved By: Board of Directors
                          December 19, 2006

I.	PURPOSE

The primary function of the Audit Committee is to fulfill oversight responsibility by reviewing: the financial reports and other financial information provided by the Company to any governmental/regulatory body or to the public; the Company’s internal controls regarding finance, accounting, legal, compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Hire, compensate and fire, if necessary, the Company’s independent accountants.

•	Review and appraise the independence and the audit efforts of the Company’s independent accountants and internal auditing department.

•	Provide an open avenue of communication amongst the independent accountants, financial and senior management, the internal audit department and the Board of Directors.

•	Resolve disagreements that may arise between management and the independent accountants involving financial reporting.

•	Monitor the Company’s compliance with legal and regulatory requirements.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.	COMPOSITION

The Audit Committee shall be comprised of at least three or more outside directors as determined by the Board. Each member of the Audit Committee shall meet the independence and experience requirements as may be promulgated by the SEC and NASDAQ from time to time. Additionally, all members of the Committee shall have a basic understanding of accounting principles and internal controls as well as be able to read and understand financial statements. The Audit Committee shall have the authority to retain special outside legal counsel, accounting experts distinct from the independent accountants or other consultants to advise the Committee as circumstances warrant. The members of the Committee shall be appointed by the Board at the annual organizational meeting of the Board for a period of one year. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair.

III.	MEETINGS

As part of its job to foster open communication, the Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate with executive management, the independent accountants, and the Internal Auditor to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee shall review and discuss quarterly with the independent accountants and management, the corporation’s financial statements (consistent with IV.5. below).

IV.	DUTIES AND RESPONSIBILITIES

To fulfill its duties and responsibilities the Audit Committee shall:

Documents/Reports to Review

1. Review the Audit Committee Charter, Internal Audit Charter and Audit Department Policies on an annual basis and recommend any proposed changes to the Board for approval.

2. Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the report provided by the independent accountants that delineate all relationships they have with the company and actively discuss with the independent accountants any relationships or services that may impact their independence or objectivity. The Audit Committee will take appropriate action should significant issues regarding the independent accountant’s independence or objectivity arise.

4. Review the regular internal reports to management prepared by the internal auditing department and management’s response thereto.

5. Review with financial management and the independent accountants Form 10-Q and Form 10-K. The Audit Committee has authorized the Audit Committee Chairman (or in his absence, the Audit Committee Vice Chairman) to participate in this review and approve the Form 10-Q (or Form 10-K) prior to its filing. The entire Audit Committee will then post-approve the filing of the Form 10-Q (or 10-K) at their next scheduled meeting. Additionally, the Committee shall review pertinent documentation associated with the certifications provided by the CEO and CFO under the Sarbanes-Oxley Act including any disclosures by management regarding deficiencies in internal controls or fraud involving management or other employees with a role in the Company’s internal controls.

6. Review with financial management, independent accountants and the internal auditor the Reports by Bank management on Internal Control and Compliance and the Company’s Statement of Management Responsibility that must be filed with the Bank’s and Company’s regulators within 90 days after year-end to satisfy FDICIA and SEC reporting requirements.

7. Review any reports of the external auditors, which are required to be provided to the Audit Committee including any and all related to the Company’s critical accounting policies.

8. Review and approve all related party transactions.

Independent Accountants

1. Recommend the independent accountants, considering independence and effectiveness.

2. Pre-approve all audit and permissible non-audit work of the independent accountant including tax services. The pre-approval of permissible non-audit services shall be disclosed within the 10-Q or 10-K as applicable. The Audit Committee Chairman may represent the entire committee with respect to this approval. Refer to attached addendum “Pre-Approval Policy On Use of Independent Auditor for Non-Audit Services” for specifics.

3. Review and approve the audit scope and plan of the independent accountant’s.

4. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

5. Periodically consult with the independent accountants and internal auditor and review the adequacy of internal and disclosure controls in place and approve any proposed discharge regarding internal/disclosure controls and the fullness and accuracy of the Company’s financial statements.

Internal Audit Department

1. Authorize the outsourcing of the internal audit function (which includes the Sarbanes-Oxley Section 404 process). Review and concur in the appointment or replacement of the firm selected to perform internal audits (to be referred henceforth as “the internal auditor”). The internal auditor reports to the Audit Committee.

2. Ensure that internal audits are being coordinated with our external auditors, NSFC Executive Vice President Kerry Biegay and Assistant Vice President Pat Joslyn.

3. Review the following with management and the internal auditor: the annual internal audit plan and associated costs; any material changes in the planned scope of the internal audit plan; and any difficulties encountered in the course of the audits, including any restrictions on the scope of internal audit work or access to required information.

4. Review with the internal auditor and/or independent accountant any significant findings encountered during the year by the internal auditors, independent accountants or Company regulators and monitor management resolution of said findings. Further, ascertain the status of prior internal or external audit or regulatory examination recommendations.

Financial Statement Processes

1. In consultation with the independent accountants and the internal auditor, review the integrity of the Company’s financial reporting process, both internal and external.

2. In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding the effectiveness of the Bank’s internal control structure based upon the evaluation process performed by management using COSO defined criteria for effective internal control over financial reporting.

3. In consultation with the independent accountants and internal auditor, review and address any deficiencies cited regarding compliance with designated laws and regulations regarding loans and dividend restrictions as designated under 12 CFR Part 363.

4. Consider the independent accountants’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reports.

5. Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, internal audit department or financial management.

Process Improvement

1. Establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and internal audit department regarding any significant judgements made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgements.

2. Following completion of the annual audit, review separately with management, the independent accountants and internal audit department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3. Review and resolve any significant disagreement amongst management and the independent accountants or internal auditing department in connection with the preparation of the financial statements.

4. Review with the independent accountants, internal audit department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

5. Review with the independent accountants and internal audit department the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6. Ongoing education and training shall be provided to Committee members as deemed appropriate.

Ethical and Legal Compliance

1. Establish, review and update periodically the Company’s code of ethical conduct and ensure that management has established a system to enforce this code.

2. Review management’s monitoring of the Company’s compliance with the Company’s Code of Ethical Conduct and ensure that management has the proper review system in place to ensure the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

3. Establish, periodically review and update procedures to receive and handle anonymous complaints about accounting or auditing matters.

4. Review with the Company’s legal counsel any legal matter that could have a significant impact on the Company’s financial statements.

Miscellaneous

1. Maintain minutes or other records of meeting or other activities of the Audit Committee.

2. Report through its Chair to the full Board of Directors the minutes of meetings of the Audit Committee.

3. Prepare and/or approve report for inclusion within the Company’s annual proxy statement that describes the Committee’s composition and responsibilities and how they were discharged.

4. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

5. The Company shall provide appropriate funding to the Audit Committee as it deems appropriate to compensate the public accounting firm rendering an audit of the Company as well as to any advisors employed by the Audit Committee.

While the Audit Committee has the responsibilities and powers set forth the in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

ADDENDUM TO AUDIT COMMITTEE CHARTER

PREAPPROVAL POLICY ON USE OF INDEPENDENT AUDITOR FOR NON-AUDIT SERVICES

Introduction

The Sarbanes/Oxley Act (“Act”) and related Securities and Exchange Commission Rule “Strengthening the Commission’s Requirements Regarding Auditor Independence” establish strict guidelines for the use of our external auditor for any purpose other than the audit (audit services would include all services performed to comply with the audit, service in connection with statutory and regulatory filings such as comfort letter, statutory audit, attest services, consents and review of quarterly information and procedures required in connection with SEC filings). For any wholly owned subsidiary of Northern States Financial Corporation, that is an insured institution with $500 million or more in total assets and has registered securities subject to 335 of the FDIC regulations, our external auditor must meet the independence requirements and interpretations of the SEC and its staff.

The Audit Committee has established this policy regarding the use of external auditors for non-audit services as follows: (1) The Company will not use the outside auditor for any of the nine service areas defined as incompatible services under the Act, (2) The Audit Committee will not engage the outside auditor to perform any services unless the Audit Committee, acting as the full Committee or through a designee, concludes that the service, and the extent of the engagement, are designed in a way that ensure the independence of the audit.

This policy outlines the circumstances under which the Company may engage the independent auditor.

Purpose

The purpose of this policy is to allow the Company to utilize the independent auditor to provide non-audit services when management and the Audit Committee conclude that such an arrangement does not impair the independence of the auditor in fact or appearance.

Criteria

The Company endorses the criteria established by the Act and related SEC Rule. All of the following must be met in order for the Company to engage the external auditor to provide non-audit services.

Required By the Act

•	By performing this service the auditor cannot be placed in a position of auditing their own work (such as performing actuarial services);

•	In performing this service the auditor cannot function as part of management or as an employee (such as recruiting or designing employee benefit plans);

•	The auditor cannot act as an advocate of the client (such as providing legal or expert services);

•	The auditor cannot be a promoter of the Company’s stock or financial interests;

•	The audit cannot perform any of the following services explicitly prohibited by the Act and SEC Rule:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client.

2.  Financial information systems design and implementation.

3.  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

4.  Actuarial services.

5.  Internal audit outsourcing services.

6.  Management functions or human resources.

7.  Broker or dealer, investment advisor, or investment banking services.

8.  Legal services.

9.  Expert services unrelated to the audit.

The Audit Committee requires that each particular service to be performed is sufficiently detailed. As such, monetary limits are not to be the only basis for the pre-approval and the Audit Committee will not consider services described using broad categories. Further, management will inform the Audit Committee when any such services are provided. The Audit Committee, in no circumstances, will delegate the Audit Committee’s authority to management.

Audit Committee Evaluation and Approval

The “approver”, whether the full Committee or its designee, will evaluate the service against the criteria described above. As part of the evaluation, the “approver” will also discuss the potential impairment of auditor independence with management. If the results of the evaluation lead to approval of the service, such approval will be documented in the Audit Committee Minutes.

Audit Committee Designee

The Sarbanes-Oxley Act of 2002 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors. Any such designation will be duly noted in the Audit Committee Minutes.

The Audit Committee has adopted this policy on December 16, 2003.

Audit Committee Designee

The Sarbanes-Oxley Act of 2003 authorizes the Audit Committee to delegate pre-approval to one or more Audit Committee members who are independent directors of the Board of Directors. The Audit Committee hereby designates the following individual to serve in that capacity:

Audit Committee Chairman (or Vice Chairman, if applicable)

The decisions of this member shall be presented to the full Audit Committee at each of its scheduled meetings.

Sample Pre-Approval of Non-Audit Service by External Auditor-Inclusion in the Audit Committee Minutes

          , a member of the Audit Committee and an independent Board member, reviewed and approved on Month, Day, Year, a non-audit service to be provided to the Company in advance of our external auditor’s performance of the services. A record of this approval is made by inclusion in these Audit Committee Minutes. Pursuant to Section 202 of the Sarbanes-Oxley Act of 2002, the Company’s Audit Committee hereby notes such approval by the Audit Committee’s appointed designee

Sample Notification from Management for Non-Audit Services Rendered by External Auditor

Notification to Audit Committee

Pursuant to the pre-approval of services authorized by the Audit Committee on Month, Day, Year, management is duly notifying the Audit Committee of certain services completed in compliance with your pre-approval. The following services have been completed by our external auditor’s during the quarter-ended           (or since the last Audit Committee Meeting.)

Services frequently performed in conjunction with the audit include:

•	Consultation regarding financial, accounting and reporting standards evaluation of newly issued accounting standards or entrance into a new activity which includes understanding authoritative literature. Management is responsible for the selection and application of accounting principles.

•	Discussions with management, and preparation of related documentation, relative to accounting for a proposed acquisition or disposition of assets or of any entity or a transaction, which includes understanding the relevant authoritative literature. Management is responsible for the selection and application of accounting principles.

•	Discussions with management and preparation of related documentation regarding the potential effectiveness of internal controls designed by management for new transactions or a new line of business, including input in advance on key control considerations. Research relating to specifically a new line of business or new transactions may include diagnosing assessing and providing recommendations to the Audit Committee and management.

•	Discussions with management relative to specified internal control matters. Research relating to specified internal control matters may include diagnosing, assessing and providing improvement suggestions to the Audit Committee and management.

•	Discussions with management regarding requirements of specified banking, SEC Regulations and the Sarbanes-Oxley Act.

•	Updates to our external auditor’s CEO and CFO Certifications Toolkit.

Tax services include:

•	Consultation regarding tax-planning strategies (on a regular fee, not contingent fee, basis).

•	Consultation regarding interpretations of tax authority code and providing expertise for a given transaction.

•	Assistance with tax examinations including responding to taxing authority and providing expert knowledge and information.

•	Assistance to company personnel regarding completion of various payroll tax, unemployment tax, sales tax, property tax, and information forms required by federal, state or local taxing authorities.

•	Review of Company’s computations for estimated quarterly tax payments required by federal or state taxing authorities

Request By:          (Management)

Request Dated:

Approved By:          (Audit Committee or Designee)

Approval Dated:

Copy Submitted To          , (External Auditing firm) via fax dated:

APPENDIX B

NORTHERN STATES FINANCIAL CORPORATION

Nominating and Corporate Governance Committee
of the Board of Directors

COMMITTEE CHARTER

Approved by: Board of Directors
                    February 20, 2007

Composition:

The Nominating and Corporate Governance Committee (the “Committee”) shall be comprised of not less than three independent members of the Board of Directors (the “Board”) of Northern States Financial Corporation (the “Company”), as may be appointed to the Committee from time to time by a majority of the Board. No member of the Committee shall be an employee of the Company, and each member must be determined by the Board to be “independent” in accordance with the rules of the Nasdaq National Market applicable to Board members generally. The Chairman of the Nominating Committee shall be designated by the Board out of those members appointed to the Committee. The Committee Chairman shall preside at meetings of the Committee (or in his absence, such other member as designated by the Committee).

Duties and Responsibilities:

The Committee is responsible for proposing to the Board of a slate of nominees for election as directors by stockholders at each annual meeting. The duties of the Committee shall include (in addition to any other specific authority delegated from time to time to the Committee by resolution of the Board) the following:

1. Determine criteria for the selection and qualification of the members of the Board consistent with such corporate governance and other policies the Board may from time to time adopt and in order to ensure that at least a majority of the Board is comprised of “independent” directors;

2. Evaluate and recommend for nomination by the Board, candidates to be proposed for election by the stockholders at each annual meeting;

3. Seek out possible candidates and otherwise aid in attracting highly qualified candidates to serve on the Board;

4. Recommend for Board approval persons to fill vacancies on the Board which occur between annual meetings;

5. Review information provided by directors in response to the annual Director & Officer Questionnaire regarding directors’ relationship with the Company and other relevant information to evaluate, at least annually, each Board member’s “independence” and make recommendations, at least annually, for Board approval regarding determination of each member’s “independence” status consistent with then applicable listing standards of the Nasdaq National Market;

6. From time to time, evaluate emerging “best practices” and consider the effectiveness of corporate governance principles and procedures followed by the Company and the Board and, as appropriate, recommend for Board approval corporate governance policies or guidelines relating to, among other things:

(a) The structure of various committees of the Board, the composition and individual members of such committees and the functions of the Board and the committees thereof;

(b) Board and Board committee meeting schedules and agendas and director responsibilities regarding meeting attendance and preparation;

(c) Board member attendance at annual stockholder meetings and processes for security holders to communicate with Board members;

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(d) Director access to management and, as necessary and appropriate, independent advisors;

(e) Such other matters deemed advisable to improve the overall effectiveness of the Board;

7. Review, at least annually, the Company’s code of ethics and if appropriate, make recommendations or enhancements thereto, and consider requested waivers thereof, if any, for directors or executive officers;

8. Review, at least annually, the Committee charter and recommend changes to the Board for approval as appropriate.

In carrying out its duties and responsibilities, the Nominating Committee is authorized to engage such independent consultants and advisors, including search firms as the Committee deems necessary and advisable.

Manner of Acting:

A majority of the members of the Committee, whether present at the meeting in person or by telephone, shall constitute a quorum at any meeting. Approval by a majority of the members present is necessary for Committee action. Minutes shall be recorded of each meeting held. Actions may be taken by written consent in lieu of a meeting of the Committee. The Committee may form and delegate all or part of it authority to subcommittees when appropriate.

Reports:

The Chairman of the Nominating and Corporate Governance Committee (or in the absence, such other Committee member as the Committee may select) shall report on behalf of the Committee to the full Board at each regularly scheduled meeting thereof with respect to any action taken by the Committee if any meetings of the Committee have been held (or action otherwise taken) since the date of the previous Board Meeting.

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ANNUAL MEETING OF STOCKHOLDERS OF
NORTHERN STATES FINANCIAL CORPORATION
May 17, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê     Please detach along perforated line and mail in the envelope provided.   ê
   ■             21030000000000000000    0                                                      051707

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTORS:					2.	The ratification of the appointment of Plante & Moran, PLLC as independent auditors for the Company for the year ending December 31, 2007.	☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Fred Abdula
		¡	Kenneth W. Balza
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡	Theodore A. Bertrand
		¡	Jack H. Blumberg
		¡	Frank J. Furlan
☐	FOR ALL EXCEPT (See instruction below)	¡	Harry S. Gaples
		¡	James A. Hollensteiner
		¡ ¡ ¡	Allan J. Jacobs Raymond M. Mota Helen Rumsa

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■
■

0
NORTHERN STATES FINANCIAL CORPORATION
Annual Meeting of Stockholders May 17, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The undersigned stockholder of Northern States Financial Corporation hereby appoints Fred Abdula and Frank Furlan as proxies, each with the power to appoint a substitute and hereby authorizes them to vote all such shares of such Company as to which the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Company and at all adjounments thereof, to be held at NorStates Bank, 1601 N. Lewis Avenue, Waukegan, Illinois on Thursday, May 17, 2007 at 4:30 P.M. in accordance with the following instructions.
      THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS AND FOR RATIFICATION OF PLANTE & MORAN, PLLC AS INDEPENDENT AUDITORS AND, WITH DISCRETIONARY AUTHORITY, AS TO ANY AND ALL OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.
(Continued and to be signed on the reverse side)

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